UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   Form 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                          Date of Report: June 6, 2006


                        United National Film Corporation
        (Exact name of small business issuer as specified in its charter)

                      Commission File Number: 033-25350-FW


       Colorado                                               84-1092589
(State of incorporation)                                (IRS Employer ID Number)


                   211 West Wall Street, Midland, Texas 79701
                    (Address of principal executive offices)


                                 (432) 682-1761
                          (Issuer's telephone number)


Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR230.425)

[ ]  Soliciting  material  pursuant to Rule 14a 12 under the Exchange Act (17
    CFR 240.14a 12)

[ ] Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ] Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

RESIGNATION OF SHERB & CO., LLP

On June 6, 2006, the Management of United National Film Corporation (Company) was notified by the staff of the U. S. Securities and Exchange Commission (SEC) that the Company's independent auditing firm of Sherb & Co., LLP (Sherb) of New York had provided the SEC staff with a letter noting that the client/auditor relationship had ceased. Prior to this letter from the SEC staff, management had engaged in conversations with representatives of Sherb regarding the requirements of SEC Release 34-42266 related to the auditor's review of our interim financial statements on Form 10-QSB; however, management had never been directly notified, in any manner of written or verbal communication, that Sherb had terminated the client/auditor relationship.

The Board of Directors became aware of and acknowledged the resignation of Sherb on Monday, June 12, 2006.

No  accountant's  report on the financial  statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years (ended June 30, 2005 and 2004) and from July 1, 2005 to the date of this Report, there were no differences with Sherb on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in
Item 304(a)(1)(iv)(B) of Regulation S-B, during the Company's two most recent fiscal years (ended June 30, 2005 and 2004) and from July 1, 2005 to the date of this Report.

The Company anticipates appointing successor auditors in the near future and will file the required Current Report on Form 8-K concurrent with that event.

The Company has requested  that Sherb furnish it with a letter  addressed to the
U. S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    Exhibit No.                           Description
    -----------                           -----------
       16.1 Letter from Sherb & Co, LLP regarding resignation as certifying accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             UNITED NATIONAL FILM CORPORATION


Date: July 7, 2006                           By: /s/ Glenn A. Little
      -------------                             --------------------------------
                                                                 Glenn A. Little
                                                     Chief Executive Officer and
                                                         Chief Financial Officer